--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Semi-Annual Report of The Europe Fund, Inc. On June 30, 1997, the end of the period under review, the Fund's net assets totalled $203.5 million. This represents a net asset value per share of $20.22, a rise of 136.72% from its initial value on May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 137.43% increase in the MSCI Europe Index over the same time period. At the end of the period under review, the Fund was quoted at $17.75 per share on the New York Stock Exchange, which represents a 12.22% discount to the Fund's net asset value per share and a rise of 92.70% from its initial value on May 3, 1990, assuming reinvestment of dividends and distributions.

  We are pleased to announce that as of the end of June 1997, Edoardo L.R. Mercadante is co-portfolio manager of the Fund. Mr. Mercadante has been employed by Mercury Asset Management since 1993 as Portfolio Manager on the European Team and since 1996 as Portfolio Manager on the European Specialist Team. In 1992, Mr. Mercadante received his Master of Science degree in Shipping, Trade and Finance from the City University Business School (London). Mr. Mercadante is a Certified Financial Analyst.

  Consuelo Brooke, who has been the Senior Manager of the Fund from the outset, continues in that position.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                    [SIG]                               [SIG]
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

INVESTMENT REVIEW

  During the second quarter of 1997, your Fund experienced a rise in net asset value of 6.20%, which compared with an increase of 8.94% in the value of the MSCI Europe Index. These results are recorded in total return and dollar based terms, with net dividends and distributions reinvested.

  European equity markets were once again strong during the second quarter. This strong performance was driven by significant liquidity flows into the region's equity markets. The best performing markets were Spain and Switzerland, while France, the U.K. and Germany lagged.

  The French market was particularly depressed by the surprise election of a left-wing government at the end of May. Initial fears as to the new French government's determination to relax the Maastricht criteria to comply with its electoral pledges led to underperformance by the equity market compared to the rest of Europe. However, these initial concerns were relieved by the firm determination of European States to adhere to the conditions and timing of the Maastricht Treaty.

  In the U.K, relative underperformance was contained following the election of the Labour Party and the new Chancellor's first Budget. The main surprise for the market was the lack of consumer taxes, causing concerns over the government's chances of meeting its inflation target. The outlook for the Public Sector Borrowing Requirement is favorable, given the adoption of the previous government's extremely tight public spending plans.

  Larger stocks benefited at the expense of smaller companies during the period, as investors sought "safe havens." This effect was compounded by restructuring adopted by a number of large corporations. The planned merger between Grand Metropolitan and Guinness and the tie up between Banco Ambroveneto and Cariplo are two notable examples.

  The performance of Morgan Stanley Capital International ("MSCI") Indices for several European markets is listed below:

                           MSCI MARKETS (RATES OF RETURN NET DIVIDENDS REINVESTED TO JUNE 30, 1997)
------------------------------------------------------------------------------------------------------------------------------
                                        COUNTRY                                           12 MONTHS    3 MONTHS      1 MONTH
---------------------------------------------------------------------------------------  -----------  -----------  -----------
Austria................................................................................        -2.4%         0.0%        -1.0%
Belgium................................................................................        20.8          5.6          2.1
Denmark................................................................................        32.4          6.5          2.1
Finland................................................................................        53.6         11.1          6.8
France.................................................................................        19.1          3.0          8.3
Germany................................................................................        26.8          4.9          4.4
Ireland................................................................................        18.6          4.3          3.0
Italy..................................................................................        11.0          9.8          9.5
Netherlands............................................................................        37.3         13.5          7.8
Norway.................................................................................        22.5          2.1          2.7
Spain..................................................................................        48.5         22.3          7.3
Sweden.................................................................................        37.1          7.4          8.7
Switzerland............................................................................        29.1         19.0          8.2
United Kingdom.........................................................................        35.6          8.0          1.4

ECONOMIC AND MARKET OUTLOOK

  European equity markets appear to be underpinned by strong liquidity inflows supported by low interest rates and, in many sectors, improving corporate earnings. Earnings are being driven by ongoing corporate restructuring, the boost to profitability and competitiveness associated with currency weakness in the region and some instances of improving domestic demand. The main threat to this positive outlook may remain in the disruption to financial markets that could emerge as the implementation of European Monetary Union approaches.

PORTFOLIO SUMMARY

  During the quarter, the Fund purchased holdings in Banco Ambrosiano Veneto, Credito Italiano, Devro, Electricidade de Portugal, Grand Metropolitan, Hackman Oy, Hero, La Rinascente, Metra, Royal Dutch, Ryanair Holdings and Valeo.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at June 30, 1997 are outlined below:

                                                 MSCI EUROPE
                                      FUND          INDEX
                                    ---------  ---------------
Austria...........................         --%          0.6%
Belgium...........................         --           2.1
Czech Republic....................        0.7            --
Denmark...........................        1.1           1.6
Finland...........................        2.0           1.3
France............................       15.6          11.8
Germany...........................        9.1          14.9
Ireland...........................        1.6           0.6
Italy.............................        8.3           5.4

                                                 MSCI EUROPE
                                      FUND          INDEX
                                    ---------  ---------------

Luxembourg........................        1.4%           --%
Netherlands.......................       13.4           8.8
Norway............................        2.6           0.9
Portugal..........................        0.7            --
Spain.............................        1.4           4.2
Sweden............................        8.7           4.3
Switzerland.......................       11.9          11.4
United Kingdom....................       21.5          32.1
                                    ---------         -----
                                        100.0%        100.0%
                                    ---------         -----
                                    ---------         -----

  The Fund's ten largest equity holdings at June 30, 1997 were:

TOTAL

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and we expect its production profile to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of the earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

ROYAL DUTCH PETROLEUM COMPANY

  The Royal Dutch/Shell Group is the largest oil company in the world and among the ten biggest chemical companies. Because of its diversity, the Group's earnings are less sensitive to oil prices than is the case with other oil companies. We believe that the restructuring now being implemented by management should yield positive results in the medium term. Merger discussions with Texaco are ongoing in relation to the U.S. downstream operations of Shell. News on the rationalization of the European refining and marketing business is expected in the near future, while the chemicals business is also being reorganized. Management is strongly committed to improving the Group's return on capital, while the Group's financial flexibility (cash and cash equivalents in excess of $12 billion) is expected to be used in a more rewarding manner to shareholders.

ABB

  Asea Brown Boveri Group (ABB), which is primarily involved in the provision of infrastructure services, divides its activities between more than 1,000 companies and is present in over 130 countries worldwide. The bulk of its business is related to the generation and subsequent distribution of power, while the remainder of its activities is spread among such diverse areas as transportation, robotics and financial services. Geographically, while predominately involved in Europe, ABB has, in recent years, sought to expand its activities in the Far East. ABB has been proactive in switching its manufacturing facilities from high cost countries towards lower cost countries and, in our opinion, is well placed to benefit from a recovery in infrastructure expenditure both in Europe and in lesser developed countries.

ROCHE HOLDINGS

  Roche is Switzerland's second largest pharmaceuticals group and is attractively valued, especially in relation to its U.S. peers. It has a very strong financial position, which should allow it to take part in the continuing consolidation of the pharmaceutical sector. There are a number of promising drugs in development (particularly in the cardiovascular, virology and obesity areas) which should allow for sustainable high single-digit sales growth as new products take over from current drugs. In addition, diagnostics sales are expected to grow strongly over the next few years, with new opportunities in disease management. Roche has also recently acquired Tastemaster (a U.S. based manufacturer of flavors), which strengthens its fragrances and flavors division.

HAYS

  The Hays Group operates in the business services and distribution market. It has a strong position in its U.K. domestic market as well as enticing expansion opportunities abroad. A string of successful acquisitions has trebled the company's market value over the last seven years. We believe recent results indicate that above average growth may be expected in the medium term.

COMPAGNIE GENERAL DEX EAUX

  Compagnie Generale des Eaux is a multi-industry company with principal activities in the water, energy, waste management, construction and property areas. The organization's expected strong increase in international service sales (primarily in the U.S. and U.K.), its industrial reorganization, as well as lower losses in the property and construction sectors, make the company an increasingly attractive investment.

RHOEN KLINIKUM

  The company operates two health care clinics, a neurological clinic, an addiction treatment center and a cardiovascular surgery unit. The cardiovascular surgery unit accounts for approximately 10% of heart operations in western Germany and is reported to have the lowest mortality rate in that country. The company's profitability is effectively underwritten by the inefficiency of its state run competitors. Rhoen Klinikum operates within the same fee structure as public hospitals and, thus, any efficiencies achieved relative to its competitors result in improved margins.

  The state system has been brought under increased pressure by the process of reunification. This has provided a major opportunity for the company, which has moved quickly to establish itself in eastern Germany. We believe that the company is a well managed and rationalized provider of acute hospital services. We expect that its expanding range of services and geographical locations should provide solid earnings growth in the foreseeable future.

UNILEVER

  Unilever is one of the world's largest producers of consumer goods involved in the production of foods, drinks, detergents, and personal products. While trading conditions continue to remain difficult, the company is in the midst of a restructuring process under the leadership of a dynamic new management group. As part of the restructuring process, the company has recently decided to sell its specialty chemicals division, which may result in increasing shareholder value.

ELF AQUITAINE

  Elf Aquitaine is an integrated oil company with chemicals, pharmaceuticals and beauty products interests. The company aims to break through a 12% return on equity target within the medium term (extending its current objective of reaching 10% by 1998), while accelerating growth in upstream production and specialty chemicals. Further cost cutting, disciplined capital allocation and management focus on shareholder value creation are central tenets of this strategy. The company continues to trade at a discount to the European oil sector average, but with a gross yield of 40% above that of the sector.

BAYER

  Bayer is a diversified company, with businesses in chemicals, healthcare and imaging technology and remains a core holding within the pan-European chemicals sector. Management is very eager to embrace the concept of shareholder value and has continued its restructuring efforts and extended incentive programs.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 1997 (UNAUDITED)

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 91.2%
                  CZECH REPUBLIC--0.6%
        50,000    +Central European Media Enterprises (Series
                    A).......................................  $   1,300,000
                  --Consumer Goods
                                                               -------------
                                                                   1,300,000
                                                               -------------
                  DENMARK--1.0%
        37,516    Unidanmark (Series A)......................      2,110,629
                  --Banking
                                                               -------------
                                                                   2,110,629
                                                               -------------
                  FINLAND--1.5%
        45,469    Hackman Oy (Series A)......................      1,619,641
                  --Consumer Goods
        15,618    Metra (Series B)...........................        470,621
                  --Machinery & Engineering
        50,000    Outokumpu Oy...............................        991,605
                  --Metals--Non Ferrous
                                                               -------------
                                                                   3,081,867
                                                               -------------
                  FRANCE--14.5%
        14,240    +Axime.....................................      1,685,308
                  --Electrical & Electronics
        23,000    BIC........................................      3,763,878
                  --Recreation & Other Consumer Goods
        28,600    But........................................      1,733,806
                  --Services
        15,000    Cipe France................................      1,941,285
                  --Business & Public Services
        36,008    Compagnie Generale des Eaux................      4,617,196
                  --Business & Public Services
        32,808    +Compagnie Generale des Eaux Warrants
                    (a)......................................         19,666
                  --Business & Public Services
        40,000    Elf Aquitaine..............................      4,318,507
                  --Energy Sources

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
         8,000    Pinault Printemps Redoute..................  $   3,847,149
                  --Merchandising
        67,745    Total (Class B)............................      6,852,484
                  --Energy Sources
        11,446    Valeo......................................        711,428
                  --Machinery & Engineering
                                                               -------------
                                                                  29,490,707
                                                               -------------
                  GERMANY--4.5%
        89,841    BASF.......................................      3,326,011
                  --Chemicals
       112,000    Bayer......................................      4,311,701
                  --Chemicals
        33,769    Bayerische Hypotheken Und Wechsel Bank.....      1,011,576
                  --Banking
        16,000    +Bayerische Hypotheken Und Wechsel Bank
                    Warrants (b).............................        607,502
                  --Banking
                                                               -------------
                                                                   9,256,790
                                                               -------------
                  IRELAND--1.6%
       259,970    Bank of Ireland............................      2,843,194
                  --Banking
        71,037    +Ryanair Holdings..........................        375,058
                  --Transportation
                                                               -------------
                                                                   3,218,252
                                                               -------------
                  ITALY--8.0%
        98,000    Banco Ambrosiano Veneto....................        282,803
                  --Banking
       895,999    Credito Italiano (Ordinary)................      1,641,082
                  --Banking
     2,000,000    +Credito Italiano Call Warrants (c)........      1,619,552
                  --Banking
       560,000    Ente Nazionale Idrocarburi.................      3,174,323
                  --Oil Refining & Marketing

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
        69,000    Industrie Natuzzi (ADR)....................  $   1,768,125
                  --Appliances & Household Durables
       130,340    La Rinascente..............................        723,932
                  --Merchandising
       799,000    +La Rinascente Rights (d)..................        131,755
                  --Merchandising
        50,000    Luxottica Group (ADR)......................      3,390,625
                  --Health & Personal Care
       319,000    Mediolanum.................................      3,601,431
                  --Insurance
                                                               -------------
                                                                  16,333,628
                                                               -------------
                  LUXEMBOURG--1.3%
        24,402    Safra Republic Holdings....................      2,781,828
                  --Banking
                                                               -------------
                                                                   2,781,828
                                                               -------------
                  NETHERLANDS--12.9%
        34,600    Aalberts Industries........................        984,739
                  --Capital Equipment
       150,000    Elsevier...................................      2,509,436
                  --Broadcasting & Publishing
        15,500    Gucci Group (NY Registered)................        997,812
                  --Consumer Goods
        93,377    ING Groep..................................      4,310,221
                  --Financial Services
        15,067    Nutricia Ver Bedrj.........................      2,382,317
                  --Food & Household Products
       128,000    Royal Dutch Petroleum Company..............      6,665,715
                  --Oil Refining & Marketing
        21,300    Unilever...................................      4,489,014
                  --Consumer Goods
       180,000    Ver Ned Uitgevers Bezit....................      3,984,495
                  --Broadcasting & Publishing
                                                               -------------
                                                                  26,323,749
                                                               -------------
                  NORWAY--2.5%
       810,000    Christiania Bank
                    Kreditkasse..............................      2,767,263
                  --Banking
        39,500    Fokus Bank.................................        334,668
                  --Finance
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       100,000    Schibsted..................................  $   1,981,497
                  --Broadcasting & Publishing
                                                               -------------
                                                                   5,083,428
                                                               -------------
                  PORTUGAL--0.7%
        76,499    +Electricidade de Portugal.................      1,392,526
                  --Utilities--Electric & Gas
                                                               -------------
                                                                   1,392,526
                                                               -------------
                  SPAIN--1.3%
            17    +A.B. Capital Fund*........................        352,855
                  --Business & Public Services
         7,100    Acerinox...................................      1,332,185
                  --Materials
       350,000    +Sotogrande................................      1,001,359
                  --Finance
                                                               -------------
                                                                   2,686,399
                                                               -------------
                  SWEDEN--8.4%
       410,000    ABB (Series B).............................      5,730,184
                  --Electrical & Electronics
       100,000    Avesta Sheffield...........................      1,158,201
                  --Metals--Steel
        11,145    Elekta (Series B)..........................        223,549
                  --Electrical & Electronics
        32,400    Hennes & Mauritz...........................      1,140,446
                  --Merchandising
        85,580    Hoganas (Series B).........................      2,851,744
                  --Machinery & Engineering
        68,169    Securitas (Series B).......................      1,923,111
                  --Health & Personal Care
       120,000    Svedala Industri...........................      2,500,162
                  --Machinery & Engineering
        80,000    Svenska Stal (Series B)....................      1,625,364
                  --Metals--Non Ferrous
                                                               -------------
                                                                  17,152,761
                                                               -------------
                  SWITZERLAND--11.5%
         3,376    Adecco.....................................      1,298,640
                  --Services

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
         1,310    Baloise Holding Ltd. (Registered)..........  $   3,131,474
                  --Insurance
           560    Bobst (Bearer).............................        953,977
                  --Machinery & Engineering
         6,000    Hero (Bearer)..............................      3,358,978
                  --Food & Household Products
         2,688    Novartis (Registered)......................      4,309,515
                  --Health & Personal Care
           600    Roche Holdings.............................      5,442,368
                  --Health & Personal Care
         3,000    SMH (Bearer)...............................      1,718,643
                  --Consumer Goods
         2,100    Stratec Holding (Series B) (Registered)....      3,202,363
                  --Medical Supplies
                                                               -------------
                                                                  23,415,958
                                                               -------------
                  UNITED KINGDOM--20.7%
       512,000    Amvescap (Ordinary)........................      2,978,165
                  --Financial Services
       265,000    Bemrose (Ordinary).........................      1,691,386
                  --Forest Products & Paper Materials
       415,809    Birkby (Ordinary)..........................      1,086,489
                  --Real Estate
       250,000    British Airport Authority (Ordinary).......      2,302,975
                  --Business & Public Services
       700,620    +British Biotechnology Group (Ordinary)....      2,676,066
                  --Health & Personal Care
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------

       166,228    Devro (Ordinary)...........................  $     940,621
                  --Food & Household Products
       200,000    GKN (Ordinary).............................      3,443,437
                  --Machinery & Engineering
       179,303    Grand Metropolitan (Ordinary)..............      1,754,674
                  --Food & Household Products
       250,000    Great Universal Store (Ordinary)...........      2,529,736
                  --Merchandising
     1,163,933    Halma (Ordinary)...........................      3,167,214
                  --Machinery & Engineering
       550,000    Hays (Ordinary)............................      5,226,734
                  --Business & Public Services
       380,000    Marks & Spencer (Ordinary).................      3,149,521
                  --Merchandising
       100,000    Reuters Holdings (Ordinary)................      1,053,502
                  --Business & Public Services
        85,000    Schroders (Ordinary).......................      2,330,644
                  --Finance
       195,000    Serco Group (Ordinary).....................      2,281,506
                  --Business & Public Services
       200,000    United News & Media (Ordinary).............      2,318,370
                  --Broadcasting & Publishing
       200,000    Vendome Luxury Group (Units)...............      1,476,234
                  --Merchandising

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       220,000    Wolseley (Ordinary)........................  $   1,709,902
                  --Building Materials & Components
                                                               -------------
                                                                  42,117,176
                                                               -------------
                  Total Common Stocks & Warrants
                    (cost--$134,413,611).....................    185,745,698
                                                               -------------
PREFERRED STOCKS -- 4.3%
                  GERMANY--4.3%
        17,363    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................      4,139,034
                  --Financial Services
        35,412    Rhoen Klinikum (Non-Voting)................      4,536,088
                  --Health & Personal Care
                                                               -------------
                                                                   8,675,122
                                                               -------------
                  Total Preferred Stocks
                    (cost--$3,335,797).......................      8,675,122
                                                               -------------

----------------------------------------------------------------------------
     FACE                                                         MARKET
    AMOUNT                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.0%
                  FINLAND--0.5%
 FIM 4,550,000    Lansivoima, 7.425% due 3/29/01.............  $     942,660
                  --Utilities--Electric & Gas
                                                               -------------
                                                                     942,660
                                                               -------------
                  FRANCE--0.5%
 FF  5,331,730    Virbac, 5% due 1/01/01.....................      1,091,853
                  --Health & Personal Care
                                                               -------------
                                                                   1,091,853
                                                               -------------
                  Total Convertible Bonds
                    (cost--$1,897,753).......................      2,034,513
                                                               -------------
                  Total Investments--96.5%
                    (cost--$139,647,161) (e)                     196,455,333
                  Unrealized Depreciation on Foreign Currency
                    Exchange Contracts-- 0.0% (f)............         (4,195)
                  Other Assets in Excess of
                    Liabilities--3.5%........................      7,093,565
                                                               -------------
                  Net Assets--100.0%.........................  $ 203,544,703
                                                               -------------
                                                               -------------

------------------------------

 +  Non-income producing security.

ADR American Depositary Receipt

 * Investment in restricted security with an aggregate value of $352,855, representing 0.17% of net assets at June 30, 1997. The investment was acquired on October 22, 1990 and September 5, 1991 for $759,153.

(a) The warrants enable the holder to subscribe to one ordinary share for every 40 warrants held at FF 900 per share until May 2, 2001.

(b) The warrants enable the holder to subscribe to five ordinary shares for every one warrant held at DM 43.3 per share until July 15, 1999.

(c) The warrants enable the holder to subscribe to one ordinary share for every one warrant held at ITL 1705 per share until November 30, 1997.

(d) The rights enable the holder to subscribe to one ordinary share for every one right held at ITL 8000 per share until July 23, 1997.

(e) The United States Federal income tax basis of the Fund's investments at June 30, 1997 was $139,647,161 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $56,808,171 (gross unrealized appreciation--$59,194,132; gross unrealized depreciation--$2,385,961).

(f) Foreign  Currency  Exchange   Contracts  as   of  June  30,   1997  are   as
    follows:

                                                                Net
                             In                             Unrealized
            Contracts to  Exchange   Settlement            Appreciation
Purchases     Receive        For        Date      Value    (Depreciation)
------------------------------------------------------------------------
------------------------------------------------------------------------

IEP              114,075  $173,394     7/01/97   $172,082    $ (1,312)
ITL          394,079,240   234,571     7/01/97    232,084      (2,487)
ITL           68,171,655    40,545     7/02/97     40,149        (396)
                          ---------              --------  -------------
                          $448,510               $444,315    $ (4,195)
                          ---------              --------  -------------
                          ---------              --------  -------------

See Notes to Financial Statements.

----------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF
ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
----------------------------------------------------

ASSETS
Investments, at value (cost $139,647,161) (Note 1)..........  $ 196,455,333
Domestic cash...............................................      7,730,261
Foreign cash................................................      1,431,574
Withholding tax refund receivable...........................        284,231
Dividends receivable........................................        210,604
Interest receivable.........................................        104,027
Prepaid expenses............................................         12,130
                                                              ---------------
      Total assets..........................................    206,228,160
                                                              ---------------
LIABILITIES
Payable for securities purchased............................      2,295,626
lnvestment management fee payable (Note 2)..................        126,323
Administration fee payable (Note 2).........................         42,020
Net unrealized depreciation on foreign currency exchange
 contracts..................................................          4,195
Accrued expenses and other liabilities......................        215,293
                                                              ---------------
      Total liabilities.....................................      2,683,457
                                                              ---------------
NET ASSETS..................................................  $ 203,544,703
                                                              ---------------
                                                              ---------------
Net Assets consist of:
  Common Stock, $.001 par value
   (Authorized 100,000,000 shares)
   (Note 4).................................................  $      10,066
  Paid-in surplus...........................................    129,454,057
  Accumulated undistributed net investment income...........      1,534,113
  Accumulated undistributed net realized gain on
   investments..............................................     15,771,678
  Net unrealized appreciation on investments and foreign
   currency related transactions............................     56,774,789
                                                              ---------------
  Net Assets................................................  $ 203,544,703
                                                              ---------------
                                                              ---------------
Net Asset Value per share
 ($203,544,703 DIVIDED BY 10,066,319 shares of common stock
 issued and outstanding)....................................         $20.22
                                                                    -------
                                                                    -------

----------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 1997 (UNAUDITED)
----------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.................................................  $     2,459,815
  Interest..................................................          365,166
                                                              ---------------
                                                                    2,824,981
  Less: Withholding tax on foreign source dividends.........          338,188
                                                              ---------------
      Total income..........................................        2,486,793
                                                              ---------------
Expenses
  Investment management fee (Note 2)........................          715,685
  Administration fee (Note 2)...............................          238,473
  Custodian fees............................................           69,106
  Directors' fees and expenses..............................           65,023
  Shareholder servicing fees................................           37,822
  Legal fees................................................           24,414
  Audit fees................................................           23,555
  Reports to shareholders...................................           22,601
  NYSE listing fee..........................................           12,866
  Insurance expense.........................................            6,746
  Miscellaneous.............................................           11,223
                                                              ---------------
      Total expenses........................................        1,227,514
                                                              ---------------
Net investment income.......................................        1,259,279
                                                              ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS

Realized gain from:
  Investments--net................................  $   11,830,381
  Foreign currency related transactions...........         103,426       11,933,807
                                                    --------------
Change in unrealized appreciation (depreciation)
 on:
  Investments--net................................       7,463,197
  Foreign currency related transactions...........         (74,433)       7,388,764
                                                    --------------   --------------
Net realized and unrealized gain on investments
 and foreign currency related transactions........                       19,322,571
                                                                     --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................                   $   20,581,850
                                                                     --------------
                                                                     --------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                                 SIX MONTHS
                                                                   ENDED         FOR THE
                                                                  JUNE 30,      YEAR ENDED
                                                                    1997       DECEMBER 31,
                                                                (UNAUDITED)        1996
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................  $  1,259,279   $  1,242,005
  Net realized gain on investments and foreign currency
   related transactions.......................................    11,933,807     13,644,128
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency related transactions......     7,388,764     34,567,746
                                                                ------------   ------------
Net Increase in Net Assets Resulting from Operations..........    20,581,850     49,453,879
                                                                ------------   ------------
Dividends and Distributions:
  Net investment income ($.000 and $0.158 per share,
   respectively)..............................................       --          (1,589,956)
  Net realized gain on investments and foreign currency
   related transactions ($.000 and $0.903 per share,
   respectively) (Note 1).....................................       --          (9,090,610)
                                                                ------------   ------------
Net Decrease in Net Assets Resulting from Dividends and
 Distributions................................................       --         (10,680,566)
                                                                ------------   ------------
Total Increase................................................    20,581,850     38,773,313
                                                                ------------   ------------
NET ASSETS
  Beginning of period.........................................   182,962,853    144,189,540
                                                                ------------   ------------
  End of period (including accumulated undistributed net
   investment income of $1,534,113 and $171,408,
   respectively)..............................................  $203,544,703   $182,962,853
                                                                ------------   ------------
                                                                ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                     FOR THE
                                                    SIX MONTHS
                                                      ENDED                       FOR THE YEAR ENDED
                                                     JUNE 30,                        DECEMBER 31,
                                                       1997      ----------------------------------------------------
                                                    (UNAUDITED)    1996       1995       1994       1993       1992
                                                    ----------   --------   --------   --------   --------   --------
Net asset value, beginning of period..............  $  18.18     $  14.32   $  12.56   $  12.74   $  10.74   $  12.59
                                                    ----------   --------   --------   --------   --------   --------
Operations:
  Net investment income*..........................      0.12         0.12       0.14       0.12       0.12       0.25
  Net realized and unrealized gain on investments
   and foreign currency related transactions......      1.92         4.80       2.50       0.66       2.63      (1.22)
                                                    ----------   --------   --------   --------   --------   --------
    Total from operations.........................      2.04         4.92       2.64       0.78       2.75      (0.97)
                                                    ----------   --------   --------   --------   --------   --------
Dividends and distributions to shareholders from:
  Net investment income...........................     --           (0.16)     (0.10)     (0.15)     (0.07)     (0.25)
  Net realized gain on investments and foreign
   currency related transactions..................     --           (0.90)     (0.78)     (0.81)     (0.68)     --
  Paid-in surplus.................................     --           --         --         --         --         (0.63)
                                                    ----------   --------   --------   --------   --------   --------
    Total dividends and distributions.............     --           (1.06)     (0.88)     (0.96)     (0.75)     (0.88)
                                                    ----------   --------   --------   --------   --------   --------
Net asset value, end of period....................  $  20.22     $  18.18   $  14.32   $  12.56   $  12.74   $  10.74
                                                    ----------   --------   --------   --------   --------   --------
                                                    ----------   --------   --------   --------   --------   --------
Per share market value, end of period.............  $  17.75     $  16.13   $  12.75   $  10.75   $  13.00   $   9.88
                                                    ----------   --------   --------   --------   --------   --------
                                                    ----------   --------   --------   --------   --------   --------
Total investment return, market value+............     10.08%       34.78%     26.26%    (10.21)%    39.40%     (7.03)%
Net assets at end of period (000 omitted).........  $203,545     $182,963   $144,190   $126,431   $128,272   $ 89,580
Ratio of expenses to average weekly net assets....      1.30%**      1.42%      1.42%      1.42%      1.46%      1.47%
Ratio of net investment income to average weekly
 net assets.......................................      1.33%**      0.74%      1.01%      0.90%      1.17%      1.98%
Portfolio turnover rate...........................        23%          48%        52%        68%       184%        83%
Average commission rate paid++....................  $ 0.0280     $ 0.0624        N/A        N/A        N/A        N/A

--------------------------
 * Based on average shares outstanding during the period.

** Annualized.

 + Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan. Total investment return for periods of less than one full year are not annualized.

++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------

NOTE 1. ACCOUNTING
POLICIES
The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at a 10:00 a.m. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 a.m. midpoint rate of exchange prevailing on the respective dates of such transactions.

  The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

  FOREIGN CURRENCY AS OF JUNE 30, 1997 CONSISTS OF:

                       UNITS          COST         VALUE
                    ------------  ------------  ------------
British Pound.......        7,261 $     12,151  $     12,085
German
 Deutschemark.......       69,858       40,798        40,128
Italian Lira........   90,854,401       53,576        53,507
Netherlands
 Guilder............      158,981       82,478        81,088
Norwegian Krone.....      127,915       17,954        17,480
Portuguese Escudo...  206,078,073    1,187,090     1,172,901
Swedish Krona.......      327,093       42,241        42,328
Swiss Franc.........       17,552       12,250        12,057
                    ------------  ------------  ------------
                     297,641,134  $  1,448,538  $  1,431,574
                    ------------  ------------  ------------
                    ------------  ------------  ------------

The Fund holds foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7 percent of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7 percent of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS
WITH AFFILIATES AND
AGREEMENTS
The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), and Mercury Asset Management International Ltd. (the "Investment Adviser").

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors for the Fund. The Investment Manager pays a fee to the Investment Adviser for services rendered.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. ("Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities.

  Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser, and/or Mercury Asset Management Group plc (the parent company of the Investment Adviser and Investment Manager or "Mercury").

NOTE 3. INVESTMENT
TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1997 were $46,337,626 and $40,406,767, respectively.

NOTE 4. CAPITAL
There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 1997 Mercury owned 7,879 shares in respect of the Fund's initial seed capital and reinvested distributions.
NOTE 5. QUARTERLY
RESULTS OF OPERATIONS*
(UNAUDITED)

                                                                NET REALIZED
                                                                     AND
                                                                 UNREALIZED
                                                                   GAIN ON
                                                                 INVESTMENTS
                                                 NET             AND FOREIGN
                                             INVESTMENT           CURRENCY
                          INVESTMENT       INCOME/ (LOSS)          RELATED
                            INCOME                              TRANSACTIONS
                      ------------------  -----------------  -------------------
                                  PER                 PER                 PER
QUARTER ENDED          TOTAL     SHARE     TOTAL     SHARE     TOTAL     SHARE
--------------------  --------  --------  --------  -------  ---------  --------
March 31, 1995......   $   652   $ 0.07    $   215   $ 0.02   $  4,484   $ 0.45
June 30, 1995.......     1,544     0.15      1,034     0.10     10,072     1.00
September 30,
 1995...............       643     0.06        135     0.02      7,161     0.71
December 31, 1995...       548     0.06         19     0.00      3,497     0.34
                      --------  --------  --------  -------  ---------  --------
Total...............   $ 3,387   $ 0.34    $ 1,403   $ 0.14   $ 25,214   $ 2.50
                      --------  --------  --------  -------  ---------  --------
                      --------  --------  --------  -------  ---------  --------
March 31, 1996......   $   424   $ 0.04    $   (87)  $(0.01)  $ 15,704   $ 1.56
June 30, 1996.......     1,803     0.18      1,181     0.12      9,752     0.97
September 30,
 1996...............       848     0.08        232     0.02      7,151     0.71
December 31, 1996...       553     0.06        (84)   (0.01)    15,605     1.56
                      --------  --------  --------  -------  ---------  --------
Total...............   $ 3,628   $ 0.36    $ 1,242   $ 0.12   $ 48,212   $ 4.80
                      --------  --------  --------  -------  ---------  --------
                      --------  --------  --------  -------  ---------  --------
March 31, 1997......   $   565   $ 0.06    $   (44)  $ 0.00   $  8,707   $ 0.86
June 30, 1997.......     1,922     0.19      1,303     0.12     10,616     1.06
                      --------  --------  --------  -------  ---------  --------
Total...............   $ 2,487   $ 0.25    $ 1,259   $ 0.12   $ 19,323   $ 1.92
                      --------  --------  --------  -------  ---------  --------
                      --------  --------  --------  -------  ---------  --------

------------------------
* Totals expressed in thousands of dollars except per share amounts.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA (UNAUDITED)

                     NET ASSET           MARKET
                       VALUE             PRICE*
                    ------------   ------------------
QUARTER ENDED        HIGH  LOW      HIGH        LOW      VOLUME**
--------------------------------   -------    -------    -----
March 31, 1995...... $13.03 $12.43 $12        $10 5/8    1,987
June 30, 1995.......  14.13  13.03  12 3/4     11 3/8    1,817
September 30,
 1995...............  14.86  14.32  13 1/2     12 3/8    1,389
December 31, 1995...  14.90  14.10  13 1/2     12 1/4    2,490
March 31, 1996......  15.88  14.34  13 7/8     12 3/4    2,258
June 30, 1996.......  16.96  16.02  14 1/4     13        1,579
September 30,
 1996...............  17.62  16.38  15 5/8     13 1/4    1,580
December 31, 1996...  19.23  17.80  17 1/4     15 3/8    1,342
March 31, 1997......  18.90  18.04  17 3/8     15 1/4    1,331
June 30, 1997.......  20.35  18.40  17 3/4     15 5/8    1,084

------------------------
 * As reported on the New York Stock Exchange.
** In thousands

ADDITIONAL
INFORMATION
During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. During the period, Edoardo Mercadante replaced James Hordern as co-portfolio manager.

                                 PROXY RESULTS

  During the six month period ended June 30, 1997, The Europe Fund, Inc. shareholders voted on the following proposals at the annual shareholders' meeting on June 10, 1997. The description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------
                                                                           SHARES
                                                                            VOTED     SHARES VOTED
                                                                             FOR      WITHHELD/AGAINST
---------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   George F. Bennett.........   7,644,528       114,748
                                             Sir Arthur Bryan..........   7,644,817       114,459
                                             Peter Stormonth Darling...   7,635,145       124,131
                                             Leon Levy.................   7,646,297       112,979
                                             J. Murray Logan...........   7,655,757       103,519
                                             James S. Martin...........   7,626,711       132,565
                                             Francois-Xavier Ortoli....   7,597,908       161,368
                                             Anthony M. Solomon........   7,645,894       113,382
---------------------------------------------------------------------------------------------------

                                                       SHARES VOTED   SHARES VOTED      SHARES
                                                            FOR         AGAINST       ABSTAINING
---------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as
   the Fund's independent auditors...................    7,670,113         36,231         52,932
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

  Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes), automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders' name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

  The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95 per cent of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

  With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a PRO RATA share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

  The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

  Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON N. LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  J. LOUGHLIN CALLAHAN, President and Treasurer
  STEVEN W. GOLANN, Vice President
  RITA J. KLEINMAN, Secretary
  THADDEA M. FELDMAN, Assistant Secretary
  AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

The accompanying financial statements as of June 30, 1997, were not audited and, accordingly, no opinion is expressed on them.

------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund Reports, please call 1 (800) 543-6217 or (609) 282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN-SUMMARY

  An automatic Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997